FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2004

                                   VoIP, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Texas                         000-28985                  75-2785941
------------------------         --------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------

           (Address of principal execute offices, including zip code)

                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    Changes in Registrant's Certifying Accountants

         On December 1, 2004, Registrant retained the accounting firm of Berkovits, Lago & Company, LLP, to conduct an audit of Registrant's financial statements for the year ending December 31, 2004, and to issue a report thereon. The Board of Directors of Registrant approved the selection of Berkovits, Lago and Company, LLP as new independent auditors. Neither management nor anyone on its behalf has consulted with Berkovits, Lago and Company, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that Berkovits, Lago and Company, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue during the Registrant's two most recent fiscal years prior to engaging Berkovits, Lago and Company, LLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 1 , 2004              VoIP, INC.
                                        (Registrant)

                                        By: /s/ Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer